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EXHIBIT 24.
-----------

                              POWER OF ATTORNEY
                              -----------------

         Each person whose signature appears below constitutes and appoints Andrew N. Baur and Linn H. Bealke his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                          TITLE                                    DATE
         ---------                          -----                                    ----

/s/ John T. Baumstark
------------------------------------        Director                                 February 12, 2002
John T. Baumstark

/s/ Andrew N. Baur
------------------------------------        Chairman and Chief Executive             February 12, 2002
Andrew N. Baur                              Officer of the Registrant and
                                            Southwest Bank of St. Louis;
                                            Director

/s/ Andrew S. Baur
------------------------------------        Director of the Registrant; and          February 13, 2002
Andrew S. Baur                              Senior Vice President of
                                            Southwest Bank of St. Louis

/s/ Linn H. Bealke
------------------------------------        President and Director of the            February 12, 2002
Linn H. Bealke                              Registrant; Vice Chairman of
                                            Southwest Bank of St. Louis;
                                            Chairman, Southwest Bank -
                                            Belleville; Chairman,
                                            Southwest Bank of Phoenix

------------------------------------        Director
Alice C. Behan

/s/ William H. T. Bush
------------------------------------        Director                                 February 12, 2002
William H. T. Bush


------------------------------------        Director
Franklin J. Cornwell Jr.



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

/s/ Theodore P. Desloge, Jr.
------------------------------------        Director                                 February 13, 2002
Theodore P. Desloge, Jr.

/s/ Louis N. Goldring
------------------------------------        Director                                 February 13, 2002
Louis N. Goldring

/s/ Richard T. Grote
------------------------------------        Director                                 February 13, 2002
Richard T. Grote

/s/ Frederick O. Hanser
------------------------------------        Director                                 February 14, 2002
Frederick O. Hanser

/s/ G. Watts Humphrey, Jr.
------------------------------------        Director                                 February 15, 2002
G. Watts Humphrey, Jr.


------------------------------------        Director
Donna D. Lambert


------------------------------------        Director
Michael D. Latta

/s/ Mont S. Levy
------------------------------------        Director                                 February 12, 2002
Mont S. Levy

/s/ Lewis B. Shepley
------------------------------------        Director                                 February 13, 2002
Lewis B. Shepley

/s/ Paul M. Strieker
------------------------------------        Executive Vice President,                February 12, 2002
Paul M. Strieker                            Controller, and Chief Financial
                                            Officer of the Registrant,
                                            Executive Vice President of
                                            Southwest Bank of St. Louis